SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                JANUARY 7, 2003

                              KANSAS CITY SOUTHERN

              (Exact name of company as specified in its charter)

          DELAWARE                      1-4717                 44-0663509
-----------------------------     --------------------  ------------------------
(State or other jurisdiction       (Commission file        (IRS Employer
      of incorporation)                  number)          Identification Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105

               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                (816) 983 - 1303

                                 NOT APPLICABLE

          (Former name or former address if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     EXHIBIT NO.    DOCUMENT

     (99)           Additional Exhibits

     99.1 Press Release issued by Kansas City Southern dated January 7, 2003 entitled, "Kansas City Southern Announces Fourth Quarter & Year 2002 Financial Release Date, and Presentation Details," is attached hereto as Exhibit 99.1


ITEM 9.          REGULATION FD DISCLOSURE

Kansas City Southern ("KCS" or "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS news release, dated January 7, 2003, announcing the date, time and other relevant information regarding the Company's fourth quarter meeting and conference call of its financial results for the three months and year ended December 31, 2002.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Kansas City Southern

Date: January 8, 2003                    By:         /S/  LOUIS G. VAN HORN
                                            ------------------------------------
                                                        Louis G. Van Horn
                                                 Vice President and Comptroller
                                                 (Principal Accounting Officer)

EXHIBIT 99.1

KANSAS CITY SOUTHERN                                               PRESS RELEASE
427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105               NYSE SYMBOL: KSU

Date:                January 7, 2003

Media Contact:       William H. Galligan, Assistant V.P., Corporate Affairs
                     Phone: 816-983-1551, william.h.galligan@kcsr.com


   KANSAS CITY SOUTHERN ANNOUNCES FOURTH QUARTER & YEAR 2002 FINANCIAL RELEASE
                         DATE, AND PRESENTATION DETAILS

Kansas City Southern (KCS) will release financial results for its Fourth Quarter and Year 2002 on Thursday, January 30th, prior to the opening of trading on the New York Stock Exchange (NYSE).

KCS management will discuss the Company's Fourth Quarter and Year 2002 results on January 30th at 1:00 p.m. Eastern Standard Time at the JPMorgan building at 270 Park Avenue, New York. At buffet lunch will precede the presentation at 12:30 p.m.

For those unable to attend, the presentation can be accessed via telephone at 1-800-955-1795 (U.S./Canada) or 1-706-643-0096 (International/Local). A replay of the presentation will be available by calling 1-800-642-1687 (U.S./Canada) or 1-706-645-9291 (International/Local), Conference ID: 7130904. The replay will be available two hours after the live conference and can be accessed for one week (February 6). The accompanying slides to the presentation will be available on the KCS website, www.kcsi.com, immediately prior to the live conference.

KCS is a transportation holding company with railroad investments in the United States, Mexico, and Panama. Its primary holding is Kansas City Southern Railway
(KCSR), which serves customers in the central and south central regions of the U.S. KCS, which is headquartered in Kansas City, Missouri, has rail holdings and investments that are primary components of a NAFTA Railway system that links the commercial and industrial centers of the United States, Canada, and Mexico.